NSAR                                                                                                                                Exhibit 77Q 811-01716
AB Cap Fund –AB All Market Growth Portfolio

ALLIANCEBERNSTEIN CAP FUND, INC.

ARTICLES OF AMENDMENT

(Changing its Name to AB Cap Fund, Inc.)

AllianceBernstein Cap Fund, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore (hereinafter called the “Corporation”), certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The charter of the Corporation is hereby amended by striking out Article SECOND and inserting in lieu thereof the following:

SECOND:  The name of the corporation (hereinafter called the “Corporation”) is AB Cap Fund, Inc.

SECOND:  The charter of the Corporation is hereby amended by changing the designations of certain of the issued and unissued shares of the Common Stock of the AllianceBernstein Small Cap Growth Portfolio, the AllianceBernstein Market Neutral Strategy – U.S., the AllianceBernstein Emerging Markets Multi-Asset Portfolio, the AllianceBernstein All Market Growth Portfolio, the AllianceBernstein Dynamic All Market Plus Fund, the AllianceBernstein Select US Equity Portfolio, the AllianceBernstein Select US Long-Short Portfolio, the AllianceBernstein Concentrated Growth Fund, the AllianceBernstein Multi-Manager Alternative Strategies Fund, the AllianceBernstein Emerging Markets Growth Portfolio, the AllianceBernstein Emerging Markets Core Portfolio, the AllianceBernstein Mid Cap Growth Portfolio, the AllianceBernstein Small Cap Value Portfolio, the AllianceBernstein Concentrated Global Growth Portfolio, the AllianceBernstein Long-Short Multi-Manager Fund, the AllianceBernstein Global Core Equity Portfolio, the AllianceBernstein All Market Income Portfolio, the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, the AllianceBernstein Multi-Manager Select 2010 Fund, the AllianceBernstein Multi-Manager Select 2015 Fund, the AllianceBernstein Multi-Manager Select 2020 Fund, the AllianceBernstein Multi-Manager Select 2025 Fund, the AllianceBernstein Multi-Manager Select 2030 Fund, the AllianceBernstein Multi-Manager Select 2035 Fund, the AllianceBernstein Multi-Manager Select 2040 Fund, the AllianceBernstein Multi-Manager Select 2045 Fund, the AllianceBernstein Multi-Manager Select 2050 Fund, the AllianceBernstein Multi-Manager Select 2055 Fund, and the AllianceBernstein All Market Alternative Return Portfolio as follows:

Current Name of Class of Series	Amended Name
AllianceBernstein Small Cap Growth Portfolio Class A Common Stock Class B Common Stock Class C Common Stock Advisor Class Common Stock Class R Common Stock Class K Common Stock Class I Common Stock	AB Small Cap Growth Portfolio Class A Common Stock Class B Common Stock Class C Common Stock Advisor Class Common Stock Class R Common Stock Class K Common Stock Class I Common Stock
AllianceBernstein Market Neutral Strategy – U.S.

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock

AB Market Neutral Strategy – U.S. Class A Common Stock Class B Common Stock Class C Common Stock Advisor Class Common Stock Class R Common Stock Class K Common Stock Class I Common Stock
AllianceBernstein Emerging Markets Multi-Asset Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Emerging Markets Multi-Asset Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein All Market Growth Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB All Market Growth Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Dynamic All Market Plus Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Dynamic All Market Plus Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Select US Equity Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Select US Equity Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Select US Long/Short Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Select US Long/Short Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Concentrated Growth Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Concentrated Growth Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Alternative Strategies Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Alternative Strategies Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Emerging Markets Growth Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Emerging Markets Growth Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Emerging Markets Core Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Emerging Markets Core Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Mid Cap Growth Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Mid Cap Growth Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Small Cap Value Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Small Cap Value Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Concentrated Global Growth Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Concentrated Global Growth Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Long-Short Multi-Manager Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Long-Short Multi-Manager Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Global Core Equity Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Global Core Equity Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein All Market Income Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB All Market Income Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Select Retirement Allocation Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Select Retirement Allocation Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Select 2010 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Select 2010 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Select 2015 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Select 2015 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Select 2020 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Select 2020 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Select 2025 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Select 2025 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Select 2030 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Select 2030 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Select 2035 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Select 2035 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Select 2040 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Select 2040 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Select 2045 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Select 2045 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Select 2050 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Select 2050 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-Manager Select 2055 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager Select 2055 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein All Market Alternative Return Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB All Market Alternative Return Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

THIRD:  The amendment to the charter of the Corporation as herein set forth was approved by a majority of the entire Board of Directors of the Corporation.  The charter amendment is limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.  The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

FOURTH:  This amendment to the charter of the Corporation will be effective on ______________ ___, 20___, as permitted by Section 2-610.1 of the Maryland General Corporation Law.

REMAINDER OF PAGE LEFT BLANK

IN WITNESS WHEREOF, AllianceBernstein Cap Fund, Inc. has caused these Articles of Amendment to be executed in its name and on its behalf by Robert M. Keith, President of the Corporation, and attested by Stephen J. Laffey, the Assistant Secretary of the Corporation, this ___ day of ____________, 2014.  The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects, and that this statement is made under penalties for perjury.

ALLIANCEBERNSTEIN CAP FUND, INC.

By:           ________________________
           Robert M. Keith
President

ATTEST:

__________________________
Stephen J. Laffey
Assistant Secretary